UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 7, 2025, KalVista Pharmaceuticals, Inc. (the “Company”) issued a press release titled “KalVista Pharmaceuticals Announces FDA Approval of EKTERLY® (sebetralstat), First and Only Oral On-demand Treatment for Hereditary Angioedema.” A copy of the press release is attached hereto as Exhibit 99.1.

On July 7, 2025, the Company also updated its corporate presentation. A copy of the updated presentation is attached as Exhibit 99.2 to this report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 7, 2025, the Company announced that the U.S. Food and Drug Administration (the “FDA”) approved EKTERLY® (sebetralstat), a novel plasma kallikrein inhibitor, for the treatment of acute attacks of hereditary angioedema (“HAE”) in adult and pediatric patients aged 12 years and older. EKTERLY is the first and only oral on-demand treatment for HAE.

The FDA approval was based on data from the phase 3 KONFIDENT clinical trial, published in the New England Journal of Medicine. EKTERLY achieved significantly faster symptom relief, reduction in attack severity and attack resolution than placebo, and was well-tolerated with a safety profile similar to placebo. The trial randomized 136 HAE patients from 66 clinical sites across 20 countries, making it the largest clinical trial ever conducted in HAE. These results were further supported by the KONFIDENT-S open-label extension trial, which as of September 2024, showed that 600 mg of sebetralstat enabled patients to treat attacks in a median of 10 minutes following onset. The most recent data from KONFIDENT-S shows that beginning of symptom relief occurred in a median of 1.3 hours among attacks involving the larynx, the abdomen, and for breakthrough attacks among patients receiving long-term prophylaxis, and demonstrated a favorable safety profile consistent with KONFIDENT.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: plans regarding commercialization of EKTERLY, expectations from current clinical trials, the execution of the Phase 3 clinical trial for sebetralstat as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials, release data results and to obtain additional regulatory approvals for sebetralstat and other candidates in development, and the ability of sebetralstat to treat HAE.

Statements including words such as “believe,” “plan,” “continue,” “expect,” “will,” “develop,” “signal,” “potential,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties in this press release and other risks set forth in the “Risk Factors” section of the Company’s Form 10-K for the year ended April 30, 2024 and the Company’s other filings with the Securities and Exchange Commission, including the Company’s ability to develop, obtain additional regulatory approval for or commercialize any product candidate, the Company’s ability to protect intellectual property, the potential impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, actual or perceived instability in the global banking system, geopolitical conflicts and the sufficiency of the Company’s cash, cash equivalents and investments to fund its operations. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 7, 2025

99.2	Presentation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: July 7, 2025	By:	/s/ Brian Piekos
Brian Piekos
Chief Financial Officer